UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09152

The STAAR Investment Trust

 (Exact name of registrant as specified in charter)

604 McKnight Park Dr., Pittsburgh, PA 15237

 (Address of principal executive offices) (Zip code)

Andre Weisbrod

The STAAR Investment Trust

604 McKnight Park Drive

Pittsburgh, PA 15237

(Name and address of agent for service)

Registrant's telephone number, including area code: (412) 367-9076

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

December 31, 2010

STAAR INVESTMENT TRUST

LETTER TO SHAREHOLDERS

DECEMBER 31, 2010

Dear Shareholders,

2010 saw stocks advance nicely and from a technical standpoint a new bull market was confirmed.  At the end of 2010, the S&P 500 had recovered over 65% of the value that was lost from its peak in October of 2007 to its bottom in March of 2009, not counting dividends.

A. S&P 500 Price Analysis
(Large Cap Stocks)	Price	% From High	% From Low
High (2007)	1,576		136.3%
Low (2009)	667	-57.7%
Mid-Point	1,122	-28.8%	68.2%
12/29/2010	1,260	-20.0%	89.0%

B. Russell 2k Price Analysis
(Small Cap Stocks)	Price	% From High	% From Low
High (2007)	856		149.6%
Low (2009)	343	-59.9%
Mid-Point	600	-30.0%	74.8%
12/29/2010	790	-7.7%	130.4%

C. EFA Price Analysis
(Foreign Stocks)	Price	% From High	% From Low
High (2007)	81		164.0%
Low (2009)	31	-62.1%
Mid-Point	56	-31.1%	82.0%
12/29/2010	58	-28.1%	89.8%

Consider the accompanying charts that we published for our year-end letter.  You can see that the comeback has been significant.

As we look back on 2010 and contemplate what is happening in 2011, the old adage the stock market “climbs a wall of worry” is apropos.

The news is fraught with worries.  Turmoil in the Middle East, financial woes in Europe, the ongoing Afgan War and the Iraq wind-down along with nuclear threats from Iran and North Korea are cause for pause enough.  But couple that with our own burgeoning government deficits, unemployment and protests in Wisconsin… and well it is easy to be a pessimist.

So why are stocks upbeat?  As I said in our report six months ago, “companies are creating profits and more are doing so with increased sales, not just cutbacks and productivity increases.  Entrepreneurs are alive and well and are starting businesses at a good pace.  The global economies are proving resilient…” Indeed a global recovery is in process and we are in a new bull market.

Of course we don’t know how long this bull will last, but if history is any guide, we may be only about half way into it.  Are there risks?  Most certainly, and investors need to be aware of them and organize their finances accordingly.

Bull markets in stocks do not occur in a straight line.  There are setbacks along the way.  10% or greater pullbacks are not uncommon and should be expected.  And a bull can be stopped in its tracks at least temporarily for many reasons, real and imagined, that cause more investors to sell than to buy.

STAAR INVESTMENT TRUST

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2010

But one thing I have learned over my almost three decades in the financial business is that the two worst motivations for investing are greed and fear.  Usually, emotional decisions about money point you in the wrong direction.

A word about bonds:  Interest rates have been at historical lows.  Signs of inflation are increasing.  The likelihood of rising interest rates is increasing.  When interest rates rise, the value of bonds go down and in general, the longer the maturities the steeper the decline. We are positioning our bond funds accordingly, keeping maturities relatively short.  We are willing to give up some yield and short-term performance to protect value.

Please know that we continue to work diligently on your behalf.  If you ever have a question or concern, please don’t hesitate to let us know.  We appreciate you and care about you.

Sincerely,

J. André Weisbrod

Chairman of the Board of Trustees

Risk is always part of the investment consideration.  Investors should carefully consider their cash flow needs and both short and long term goals before investing.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE

JANUARY 1 - DECEMBER 31, 2010 (UNAUDITED)

Overall Market Performance

2010 saw a continued recovery in stocks with U.S. small companies leading the way to above average returns.  The economy showed increasing, albeit modest signs of recovery.  But more importantly, corporate earnings showed marked improvements and investors were attracted back to the market.   Economic crises in Europe and concerns about China helped cause foreign stocks to trail the U.S. markets, and though in positive territory, experienced less than average returns for the year.

Interest rates on government debt remained in historically low ranges, giving bonds another positive year.  The Federal Reserve has continued in an aggressive stimulation mode, keeping treasury yields low.  By the end of the year, though, bond markets were retreating in the face of concerns about inflation.  Commodity prices have seen significant increases and the effect of prices of goods and services is likely to be upward.  This would place downward pressure on bond prices with long-term maturities at the greater risk.

AltCat Fund

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR AltCat Fund	+9.12%	+12.35%	+12.35%	-3.56%	+2.77%	+3.44%	+4.48%	+4.75%
S&P 500 Index	+6.68%	+15.06%	+15.06%	-2.86%	+2.29%	+1.41%	+4.77%	+6.39%
Morningstar Large Blend Fds Avg	+10.54%	+14.01%	+14.01%	-3.15%	+1.98%	+1.64%	+4.93%	+5.34%

Portfolio Turnover 22.58%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

* Total returns include reinvested dividends and gains. Management waived $.03 per share of fees in 2003.  The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96.  Public registration was effective on 5/28/97 with no changes in investment operations.

The S&P500 is a broad index of the 500 largest companies in various market sectors.  It is a market-capitalization weighted average, which emphasizes the largest companies. The index is unmanaged and has no expenses.  The Morningstar Large Blend Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar.  Past performance is no guarantee of future results.  Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

JANUARY 1 - DECEMBER 31, 2010 (UNAUDITED)

As the markets improved in 2010, we reduced the Altcat Fund’s large cash opposition and put more of the assets “to work.”   Our incremental allocation approach has caused the Fund to trail its benchmark, but this is expected in the early stages of a bull market.  This particular bull was confirmed in October of 2010 and as a result we increased our stake in equities significantly.

Of the positions held at the beginning of the year, the best performers were Textainer Group Holdings, Ltd (+74.44%), Walter Energy (+70.38%), McDermott International (+66.95%), Prudhoe Bay Royalty trust (+64.90%), NVE Corporation (+40.09) and EMC Corporation (+31.08%).  Our best performing positions added during the year included iShares Chile, iShares Silver Trust, CSX Corporation, McDonald’s Corporation, iShares Dow Jones US Real Estate, Wisdon Tree MidCap earnings and Costco Wholesale Corporation.

Of the positions held at the beginning of the year, the worst performers Silicon Precision Industries (-10.78%), Powershares Lux Nanotech (-6.57%), Powershares Wilderhill Clean Energy (-5.62%), ICU Medical (+0.16%), iShares S&P Global Health Care (+2.42%) and Kimberly-Clark Corporation (+3.09%).  Our most disappointing positions added during the year included PPL Corporation and Johnson & Johnson.

We are pleased to report that at the end of December the ACF retained a Four-Star rating from Morningstar.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

JANUARY 1 - DECEMBER 31, 2010 (UNAUDITED)

General Bond Fund

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Pub. Incept. (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR General Bond Fund	-0.62%	+2.79%	+2.79%	+2.33%	+3.04%	+3.45%	+4.14%	+4.00%
Barcap Intermediate Gov't Credit Index	-1.25%	+5.89%	+5.89%	+5.40%	+5.53%	+5.51%	+5.89%	+5.86%
Morningstar Intermed-Term Bd Fd Avg	-0.86%	+7.72%	+7.72%	+5.49%	+5.15%	+5.37%	+5.16%	+5.39%

Current Yield as of 12/31/10: 2.33%**      S.E.C. Yield as of 12/31/10: 2.21%***

Average Maturity......... 3.5 Years****      Portfolio Turnover 69.10%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

* The published returns are total returns including reinvestment of dividends.  Management waived  $.01 per share of fees in 2006, $.02 in 2005 and $.03 in 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96.  Public registration was effective on 5/28/97 with no changes in investment operations. On August 12, 2004 shareholders approved changes to the Fund.  The Intermediate Bond Fund became the General Bond Fund. Performances shown that includes periods prior to August 2004 include performances achieved under the different investment objective approved by shareholders.

The Barcap Intermediate Gov't Credit Index is a broad bond market index including both corporate investment grade and government (Treasury and gov. agency) indexes including bonds with maturities up to 10 years. The index is unmanaged and does not have expenses. The Morningstar Intermediate-Term Bond Category is an average of the total returns of all intermediate bond funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results.  Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.

** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)

*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.

**** Average maturity does not include cash and cash equivalents.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

JANUARY 1 - DECEMBER 31, 2010 (UNAUDITED)

Low interest rates among government securities and quality corporations continued to prevent the creation of good yields in bonds unless one was to take higher risks in the high yield (“junk”) bond markets, which the objectives of this Fund will not allow.  Because of the spectre of inflation, we kept maturities mostly short and as a result we did not experience some of the gains longer maturity bonds made during the missle of the year.  However, by year-end rates were rising a bit and as inflation becomes more of a reality the risk in longer maturities increases.  The GBF is p[positioned in anticipation of rising interest rates over the next couple years.

International Fund

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR International Fund	+6.79%	+10.05%	+10.05%	-5.04%	+3.74%	+4.55%	+4.23%	+5.21%
EAFE Index	+6.61%	+7.75%	+7.75%	-7.02%	+2.46%	+3.50%	+4.82%	+4.58%
Morningstar Foreign Large Blend Fds	+7.37%	+10.24%	+10.24%	-6.78%	+2.69%	+3.13%	+5.06%	+4.72%

Portfolio Turnover...8.68%.

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

* Published returns are total returns including reinvested dividends. Management waived $.02 of fees in 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96.  Public registration was effective on 5/28/97 with no changes in investment operations.

The MSCI EAFE index is a broad international index widely accepted as a benchmark for international stock performance.  It consists of an aggregate of 21 individual country indexes, which represent the major world, markets. The index is unmanaged and has no expenses.   The Morningstar Foreign Stock Funds Category Average is an average of the total returns of all funds tracked and categorized as such by Morningstar.  Past performance is no guarantee of future results.  Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

JANUARY 1 - DECEMBER 31, 2010 (UNAUDITED)

International markets lost some of their steam toward the end of 2010.  The European fiscal crises coupled with concerns about China caused many investors to allocate more to the significantly improving U.S. market.  We continue to consider International markets as an important part of most portfolios.  We consider Emerging markets as offering among the best upside potentials over the next decade. As the year progressed and bullish conditions improved, we reduced the Funds cash position.

Among positions held at the beginning of 2010, the best performers were America Movil S.A.B. de C.V. ADR (+22.58%), iShares Tawain (+21.06%) and Eaton Vance Greater India fund (+20.81%).  We were also pleased to have added the following in 2010: iShares Chile, Tata Motors, Ltd, Ship Finance Int’l, Ltd, iShares Malaysia, iShares Turkey and iShares Canada, all of which contributed healthy gains.

The most disappointing positions held at the beginning of the year included Silicon Precision Industries Co, Ltd (-10.78%), iShares Belgium (+3.66%), iShares Brazil (+5.91%) and the Templeton Foreign Fund (+8.5%).  One under performer added during the year was Tava Pharmaceutical Ind., Ltd.

We are pleased to report that at the end of December the INTF retained its Five-Star rating from Morningstar.

Larger Company Stock Fund

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR Larger Company Stock Fund	+9.37%	+13.21%	+13.21%	-4.23%	-0.09%	+0.18%	+2.87%	+3.99%
S&P 500 Index	+6.68%	+15.06%	+15.06%	-2.86%	+2.29%	+1.41%	+4.77%	+6.39%
Morningstar Large Blend Funds Avg.	+10.54%	+14.01%	+14.01%	-3.15%	+1.98%	+1.64%	+4.93%	+5.34%

Portfolio Turnover: 45.48%.

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

* Published returns are total returns including reinvested dividends.  Management waived $.03 per share of fees in 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96.  Public registration was effective on 5/28/97 with no changes in investment operations.

The S&P500 is a broad index of the 500 largest companies in various market sectors.  It is a market-capitalization weighted average, which emphasizes the largest companies.  The index is unmanaged and has no expenses.  The Morningstar Large Blend Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results.  Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.

As the markets improved during 2010, we incrementally reduced cash and put more money “to work” in the Fund.   The early Fall saw a confirmation that a bull market was in progress and we anticipate continued economic and market improvement in 2011.

The best positions held since the binning of 2010 included McDermott Int’l (+66.95%), Prudhoe Bay Royalty Trust (+64.90%), EMC Corporation (+31.08%), iShares Russell MidCap Growth (+26.08%), Flowserve Corporation (+27.35%) and Waters corporation (+25.42%).  Among positions added during the year, we were most pleased with CSX Corporation, McDonald’s Corporation, the Fairholme Fund, Home Depot and Brown Advisory Growth Equity Fund.

Most disappointing among the positions held at the beginning of the year included Kimberly-Clark (+3.09%), iShares Dow Jones U.S. Healthcare (+4.08%) and Walgreen Co, (+7.80%). Of positions added in 2010, the following under performed:  FLIR Systems, PPL Corporation, Johnson & Johnson, Corning, 3M Co. and Bristol-Myers Squibb.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

JANUARY 1 - DECEMBER 31, 2010 (UNAUDITED)

Short Term Bond Fund

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Short Term Bond Fund	-0.10%	+0.67%	+0.67%	+0.90%	+2.11%	+3.20%	+4.11%	+4.08%
Barcap 1-3 Year Government Index	-0.13%	+2.40%	+2.40%	+3.47%	+4.32%	+4.07%	+4.66%	+4.75%
Morningstar Short-Term Bd Fd Avg	-0.07%	+4.11%	+4.11%	+3.37%	+3.76%	+3.85%	+4.01%	+4.17%

Current Yield as of 12/31/10… 2.70%**

S.E.C. Yield as of 12/31/10… 4.56%***      Average Maturity...... 1.6 Yrs.****

Portfolio Turnover 92.33%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

* Published returns are total returns including reinvested dividends.  Management waived $.01 per share of fees in 2006 and $.03 in both 2005 and 2003. The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96.  Public registration was effective on 5/28/97 with no changes in investment operations.  On August 12, 2004 shareholders approved changes to the Fund.  The Long Term Bond Fund became the Short Term Bond Fund. The Short Term Bond Fund was previously named the Long Term Bond Fund.  Performances shown that includes periods prior to August 2004 include performances achieved under the different investment objective approved by shareholders.

The Barcap 1-3 Year Government Index includes both the Treasury Bond index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). The index is unmanaged and has no expenses.  The Morningstar Short-Term Bond Category is an average of the total returns of all short-term bond funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results.  Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.

** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)

*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.

**** Average maturity does not include cash and cash equivalents.

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

JANUARY 1 - DECEMBER 31, 2010 (UNAUDITED)

Low interest rates among government securities and quality corporations continued to prevent the creation of good yields in bonds unless one was to take higher risks in the high yield (“junk”) bond markets, which the objectives of this Fund will not allow.  With the spectre of higher inflation and rising interest rates looming, the STBF is positioned to gradually follow interest rates higher.

Smaller Company Stock Fund

For periods ending 12/31/10*	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR Smaller Company Stock Fund	+14.08%	+20.82%	+20.82%	-0.34%	+1.78%	+4.28%	+6.48%	+6.53%
Russell 2000 Index	+16.25%	+26.85%	+26.85%	+2.22%	+4.47%	+6.33%	+6.93%	+7.35%
Morningstar Small Blend Fds Avg	+15.82%	+25.61%	+25.61%	+1.91%	+3.86%	+7.18%	+9.12%	+8.87%

Portfolio Turnover 12.96%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

* Published returns are total returns including reinvested dividends.   Management waived $.03 per share of fees in 2003.  The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96.  Public registration was effective on 5/28/97 with no changes in investment operations.

The Russell 2000 Index is an unmanaged total return index of the smallest 2000 companies in the Russell 3000 Index and is generally considered in the industry as representing the universe of small company stocks. The index is unmanaged and has no expenses. The Morningstar Small Blend Funds Average is an average of all short-term bond funds tracked and categorized as such by Morningstar. Past performance is no guarantee of future results.  Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.

The smaller company market as represented by the Russell 2000 Index beat the S&P 500 Index again in 2010.  Whether small cap leadership will continue is debatable, but we think there is reason for optimism in the small and smaller mid cap markets.  Our incremental decrease of cash during the year was warranted by improving market conditions. The larger than average cash positions kept the Fund from matching the small cap indexes.

Among the best performing positions since the beginning of 2010 were the Textainer Group Holdings, Ltd (+74.44%), Walter Energy (+70.38%), NVE Corp (+40.09%) and Royce Opportunities Fund (+33.78%).  Among positions added during the year, the better performers included Inventure Foods, Steven Madden and Koppers Holdings.

Under performing positions held at the beginning of the year included Powershares Lux Nanotech (-6.57%), Powershares Wilderhill Cleran Energy    (-5.62%), ICU Medical (+0.16%), Powell Industries (+4.28%) and Quality Systems (+13.09%).  Positions added during the year that under performed were Chemical Financial Corp and Eastgroup Properties.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

Perspective & Performance

Indexes used for comparisons are selected as being closest to each Fund’s objectives.

Alternative Categories Fund -- A flexibly managed, multi-asset global fund of funds investing primarily in assets that offer opportunities for growth of capital.

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR AltCat Fund (ACF)	+9.12%	+12.35%	+12.35%	-3.56%	+2.77%	+3.44%	+4.48%	+4.75%
S&P 500 Index	+6.68%	+15.06%	+15.06%	-2.86%	+2.29%	+1.41%	+4.77%	+6.39%
Morningstar Large Blend Fds Avg	+10.54%	+14.01%	+14.01%	-3.15%	+1.98%	+1.64%	+4.93%	+5.34%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

General Bond Fund -- A high-grade general bond portfolio of US Gov't, Gov't Agency and Investment Grade Corp. Bonds with a flexible average maturity.

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Pub. Incept. (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR General Bond Fund (GBF)	-0.62%	+2.79%	+2.79%	+2.33%	+3.04%	+3.45%	+4.14%	+4.00%
Barcap Intermed Gov/Cred Index	-1.25%	+5.89%	+5.89%	+5.40%	+5.53%	+5.51%	+5.89%	+5.86%
Morningstar Intermed-Term Bd Fd Avg	-0.86%	+7.72%	+7.72%	+5.49%	+5.15%	+5.37%	+5.16%	+5.39%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

International Fund -- A fund of funds in which the underlying investments are primarily common stocks of companies in countries outside the U.S., including emerging markets. Individual stocks may be owned.

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR International Fund (INTF)	+6.79%	+10.05%	+10.05%	-5.04%	+3.74%	+4.55%	+4.23%	+5.21%
EAFE Index	+6.61%	+7.75%	+7.75%	-7.02%	+2.46%	+3.50%	+4.82%	+4.58%
Morningstar Foreign Large Blend Fds Avg	+7.37%	+10.24%	+10.24%	-6.78%	+2.69%	+3.13%	+5.06%	+4.72%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

Larger Company Stock Fund -- A fund of funds in which the underlying investments are primarily common stocks of large and larger mid-cap companies Individual stocks may be owned. Objective: Growth w/ some Income.

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Larger Company Stock Fund (LCSF)	+9.37%	+13.21%	+13.21%	-4.23%	-0.09%	+0.18%	+2.87%	+3.99%
S&P 500 Index	+6.68%	+15.06%	+15.06%	-2.86%	+2.29%	+1.41%	+4.77%	+6.39%
Morningstar Large Blend Fds Avg	+10.54%	+14.01%	+14.01%	-3.15%	+1.98%	+1.64%	+4.93%	+5.34%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

Short Term Bond Fund -- A high-grade bond portfolio of US Gov't, Gov't Agency and Investment Grade Corporate Bonds with an average maturity between 1 and 3 years.

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Short Term Bond Fund (STBF)	-0.10%	+0.67%	+0.67%	+0.90%	+2.11%	+3.20%	+4.11%	+4.08%
Barcap 1-3 Year US Govt Index	-0.13%	+2.40%	+2.40%	+3.47%	+4.32%	+4.07%	+4.66%	+4.75%
Morningstar Short-Term Bd Fd Avg	-0.07%	+4.11%	+4.11%	+3.37%	+3.76%	+3.85%	+4.01%	+4.17%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

Smaller Company Stock Fund -- A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies. Individual stocks may be owned.

For periods ending 12/31/10	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Smaller Company Stock Fund (SCSF)	+14.08%	+20.82%	+20.82%	-0.34%	+1.78%	+4.28%	+6.48%	+6.53%
Russell 2000 Index	+16.25%	+26.85%	+26.85%	+2.22%	+4.47%	+6.33%	+6.93%	+7.35%
Morningstar Small Blend Fds Avg	+15.82%	+25.61%	+25.61%	+1.91%	+3.86%	+7.18%	+9.12%	+8.87%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

For a current prospectus, call 1-888-717-8227 or visit www.staarfunds.com

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Shares		Value

Short Term Corporate - 25.52%
200,000	Alcoa, Inc. 5.375%, 1/15/13	$ 213,195
100,000	IB-Capital One, 5.70%, 9/15/11	103,231
100,000	Goldman Sachs Group Inc. 5.7%, 9/1/12	106,736
50,000	Harley-Davidson Inc. 5.25%, 12/15/12	52,362
100,000	Merrill Lynch 5.77%, 7/25/11 MTN	102,810
50,000	Philip Morris International, Inc. 4.875%, 5/16/13	54,128
30,000	Regions Financial Corp. 4.875%, 4/26/13	29,250
		661,712
Intermediate Corporate - 28.66%
100,000	Bank of America Corp. 4.50%, 4/1/15	101,634
30,000	Centurylink Inc. 6.00%, 4/1/17	30,775
30,000	Donnelly RR & Sons Co. 4.95%, 4/1/14	30,736
50,000	E.I. Du Pont De Nemour, 5.00%, 7/15/13	54,689
30,000	Hartford Financial Services Group, 4.00%, 3/30/15	30,081
100,000	Hartford Financial Services Group, 4.75%, 3/1/14	104,143
100,000	Merrill Lynch 6.05%, 5/16/16	103,031
2,500	Pimco Corporate Opportunity Fund	42,425
30,000	Sunoco Inc. 5.75%, 1/15/17	31,326
200,000	United Health Group, 4.75%, 2/10/14	214,064
		742,904
Long Term US Gov't/Gov't Agency - 3.83%
100,000	Federal Home Loan Mortgage Corp. 2.00%, 7/27/22	99,336

Short Term US Gov't/Gov't Agency - 11.43%
39,000	Federal Farm Credit Bank 4.75%, 12/12/13	43,072
50,000	Federal Home Loan Bank 2.25%, 6/2/14	49,702
100,000	Federal Home Loan Mortgage Corp. 4.375%, 11/9/11	103,312
100,000	Federal National Mortgage Association, 1.375%, 7/19/13	100,314
		296,400

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

Intermediate US Gov't/Gov't Agency - 28.01%
50,000	Federal Farm Credit Bank 1.98%, 11/24/15	49,146
50,000	Federal Farm Credit Bank 2.05%, 12/21/15	48,807
50,000	Federal Farm Credit Bank 2.45%, 12/28/15	49,879
100,000	Federal Home Loan Bank, Call/Step 1.00%, 9/23/15	98,519
150,000	Federal Home Loan Mortgage Corp. 1.50%, 6/15/15	151,058
100,000	Federal Home Loan Mortgage Corp. Call/Step, 2.00%, 3/15/15	100,396
100,000	Federal National Mortgage Association, 2.625%, 11/20/14	103,802
50,000	Federal National Mortgage Association, 2.25%, 3/28/16	49,226
700	Ishares Lehman Tips Bond	75,264
		726,097

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $2,473,408) - 97.45%		2,526,449

SHORT TERM INVESTMENTS - 1.54%
39,703	Federated Prime Obligations Fund 0.17% * (Cost $39,703)	39,703

TOTAL INVESTMENTS (Cost $2,513,111) - 98.99%		2,566,152

OTHER ASSETS LESS LIABILITIES - 1.01%		26,301

NET ASSETS - 100.00%		$2,592,453

* Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Shares		Value

Short Term Corporate - 58.66%
100,000	Alcoa, Inc. 5.375%, 1/15/13	$ 106,597
140,000	American Express Travel, 5.25%, 11/21/11	144,485
50,000	IB-Capital One, 5.70%, 9/15/11	51,615
100,000	Citigroup Inc. 5.50%, 4/11/13	106,483
100,000	Daimler Finance NA LLC, 7.30%, 1/15/12	106,248
150,000	Harley-Davidson Inc. 5.25%, 12/15/12	157,085
50,000	Kraft Foods Inc. 6.00% 2/11/13	54,753
100,000	Merrill Lynch & Co. 6.05%, 8/15/12	105,890
100,000	Southwest Airlines Co. 6.50%, 3/1/12	104,700
50,000	Xerox Corp. 6.875%, 8/15/11	51,716
		989,572
Short Term Corporate CD - 4.35%
38,000	Capmark Bank 5.00%, 7/2/13	41,237
30,000	Morgan Stanley CD 4.25%, 12/16/13	32,219
		73,456
Short Term US Gov't/Gov't Agency - 31.51%
25,000	Federal Farm Credit Bank 4.60%, 12/27/12	26,921
20,000	Federal Farm Credit Bank 5.05%, 11/25/13	22,214
25,000	Federal Home Loan Bank 4.00%, 12/13/13	27,057
30,000	Federal Home Loan Mortgage Corporation 1.15%, 9/3/13	29,928
35,000	Federal Home Loan Mortgage Corporation 1.50%, 7/12/13	35,126
10,000	Federal Home Loan Mortgage Corporation 2.00%, 5/8/13	10,014
100,000	Federal National Mortgage Association, 1.375%, 7/19/13	100,314
100,000	Federal National Mortgage Association, 2.00%, 1/30/12	101,577
25,000	Federal National Mortgage Association, 4.22%, 9/26/13	27,132
1,800	Ishares Lehman 1-3 Year Treasury Bond	151,164
		531,447

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $1,574,945) - 94.52%		1,594,475

SHORT TERM INVESTMENTS - 4.54%
76,158	Federated Prime Obligations Fund 0.17% * (Cost $76,158)	76,158

TOTAL INVESTMENTS (Cost $1,651,103) - 99.06%		1,670,633

OTHER ASSETS LESS LIABILITIES - 0.94%		16,197

NET ASSETS - 100.00%		$1,686,830

* Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Shares		Value

Alternative Categories - 0.78%
200	Prudhoe Bay Royalty Trust	$ 25,308

Global - 0.76%
400	Ishares S&P Global Technology	24,566

Larger Company Stocks - 93.76%
200	3M Co.	17,260
10,029	American Fundamental Investors Fund Class F-1	367,872
200	Amphenol Corp, New Class-A	10,556
300	Anadarko Petroleum Corp.	22,848
150	Babcock & Wilcox Co. *	3,838
400	Bristol Myers Squibb Co.	10,592
17,354	Brown Advisory Growth Equity Fund - Institutional *	221,785
4,050	Calamos Growth Fund Class-A *	216,189
800	Corning, Inc.	15,456
200	Costco Wholesale Corp.	14,442
100	CSX Corp.	6,461
1,000	EMC Corp. *	22,900
6,425	Fairholme Fund	228,603
300	Flir Systems, Inc. *	8,925
200	Flowserv Corp.	23,844
12,722	Franklin Rising Dividends Fund Class-A	417,908
4,677	Heartland Select Value	136,469
300	Heinz H J Co.	14,838
400	Home Depot Inc.	14,024
200	International Business Machines Corp.	29,352
900	Internet HOLDR's	65,034
200	I-Shares DJ US Healthcare Sector Index	13,074
600	I-Shares DJ US Medical Devices Index	35,346
4,600	I-Shares Russell Midcap Growth Index Fund	260,406
700	I-Shares S&P 500 Index	88,375
600	I-Shares North America Natural Resources Index Fund	25,014

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

300	Jacobs Engineering Group, Inc. *	13,755
200	Johnson & Johnson	12,370
200	Kimberly Clark Corp.	12,608
4,956	Mairs & Power Growth	357,619
300	McDermott International Panama	6,207
200	McDonalds Corp.	15,352
100	Northern Trust Corporation	5,541
600	PPL Corp.	15,792
700	Southern Company	26,761
2,272	Tocqueville Fund	51,267
100	Walgreen Corp.	3,896
200	Waters Corp. *	15,542
13,129	Yacktman Fund	217,150
		3,045,271

TOTAL FOR SECURITIES (Cost $2,485,562) - 95.30%		3,095,145

SHORT TERM INVESTMENTS - 4.74%
153,819	Federated Prime Obligations Fund 0.17%** (cost $153,819)	153,819

TOTAL INVESTMENTS (Cost $2,639,381) - 100.04%		3,248,964

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.04)%		(1,257)

NET ASSETS - 100.00%		$3,247,707

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Shares		Value

Alternative Categories - 0.60%
400	Market Vectors Environmental Services Index	$ 20,640

Smaller Company Stocks - 94.07%
300	Chemical Financial Corp.	6,645
10,443	Columbia Acorn Fund Class-Z	315,281
500	Eastgroup Properties, Inc.	21,160
12,013	Franklin Microcap Value Fund	383,322
300	ICU Medical, Inc. *	10,950
100	Ishares Russell 2000 Growth Index Fund	8,742
200	Ishares Russell 2000 Index Fund	15,648
2,000	Ishares Russell 2000 Value Index Fund	142,180
700	Ishares Russell Microcap Index	35,077
1,200	Ishares S&P Smallcap 600 Growth Index	87,108
13,000	Iventure Foods, Inc. *	56,160
8,387	Keeley Smallcap Value Fund Class-A *	209,416
400	Koppers Holdings Inc.	14,312
500	Nalco Holding Co.	15,970
300	NVE Corp. *	17,349
400	Pool Corp.	9,016
300	Powell Industries, Inc. *	9,864
1,000	Powershares Lux Nanotech *	9,800
1,700	Powershares Wilderhill Clean Energy *	17,663
300	Quality Systems, Inc.	20,946
19,971	Royce Microcap Investment Fund Investor Class	350,892
16,898	Royce Opportunity Fund *	204,125
9,330	Satuit Capital Microcap Fund Class-A *	301,257
200	Shaw Group, Inc. *	6,846
300	Steve Madden Ltd. *	12,516

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

1,600	Textainer Group Holdings Ltd.	45,584
15,134	The Aberdeen Small Cap Fund Class A	231,547
200	Walter Energy, Inc.	25,568
80,802	Wasatch Smallcap Value Fund *	294,118
200	Watsco, Inc.	12,616
300	Web MD Health Corp. *	15,318
12,492	William Blair Value Discovery Fund Class-I	174,011
3,200	Wisdom Tree Smallcap Dividend Index Fund	151,712
700	Wisdom Tree Midcap Earnings Fund	37,793
		3,270,512

TOTAL FOR SECURITIES (Cost $2,848,274) - 94.67%		3,291,152

SHORT TERM INVESTMENTS - 5.37%
186,795	Federated Prime Obligations Fund 0.17%** (cost $186,795)	186,795

TOTAL INVESTMENTS (Cost $3,035,069) - 100.04%		3,477,947

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.04)%		(1,343)

NET ASSETS - 100.00%		$3,476,604

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Shares		Value

International - 75.14%
400	Accenture Plc. Class A	$ 19,396
10,694	American Europacific Growth Fund Class-F-1	440,167
200	America Movil S.A.B. ADR	11,468
200	Diageo Plc.	14,866
7,891	Harbor International Institutional Fund	477,830
1,500	I-Shares MSCI Australia Index Fund	38,160
500	I-Shares MSCI Austria Index Fund	11,165
1,600	I-Shares MSCI Belgium Index Fund	21,008
400	I-Shares MSCI Canada Index Fund	12,400
2,000	I-Shares MSCI EAFE Index Fund	116,440
1,000	I-Shares MSCI Singapore Index Fund	13,850
2,500	I-Shares MSCI Taiwan Index Fund	39,050
550	I-Shares MSCI S&P Latin America 40 Index Fund	29,623
4,383	Marsico International Opportunities Fund	58,387
10,205	Putnam International Capital Opportunities Fund Class A	364,009
11,455	Sextant International	180,420
400	Ship Finance International Ltd.	8,608
1,000	Siliconware Precision Industries Co. ADR	5,950
47,296	Franklin Templeton Foreign Fund Class A	330,123
500	Tata Motors Ltd. ADR	14,670
200	Teva Pharmaceutical Industries Ltd. ADR	10,426
13,957	The Aberdeen International Equity Fund - Institutional Service	192,889
		2,410,905

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

Developing Markets - 18.57%
300	Builders Emerging Markets 50 ADR Index	14,445
952	Eaton Vance Greater India Fund Class-A	26,849
500	First Trust ISE Chindia Index	12,510
400	I-Shares MSCI Brazil Index Fund	30,960
300	I-Shares MSCI Chile *	23,880
800	I-Shares MSCI Emerging Markets Index Fund	38,114
1,500	I-Shares MSCI Malaysia Index Fund	21,570
200	I-Shares MSCI Turkey Investable Markets	13,242
600	SPDR S&P Emerging Asia Pacific Fund	50,850
14,234	Franklin Templeton Developing Markets Trust Class A	363,402
		595,822
Smaller Company Stocks - 0.28%
600	Thompson Creek Metals Co., Inc. *	8,832

TOTAL FOR SECURITIES (Cost $2,139,415) - 93.99%		3,015,559

SHORT TERM INVESTMENTS - 6.06%
194,567	Federated Prime Obligations Fund 0.17%** (cost $194,567)	194,567

TOTAL INVESTMENTS (Cost $2,333,982) - 100.05%		3,210,126

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.05)%		(1,622)

NET ASSETS - 100.00%		$3,208,504

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Shares		Value

Alternative Categories - 21.82%
1,000	First Trust-ISE Revere Natural Gas	$ 19,680
5,939	Franklin Natural Resources Fund Class-A	235,896
200	I-Shares Dow Jones US Real Estate	11,192
200	I-Shares NASDAQ Biotechnology Index Fund	18,684
700	I-Shares Silver Trust *	21,126
12,187	Live Oak Health Sciences Fund	153,433
300	Lyondellbasell Industries Class-A *	10,320
500	Market Vectors Environmental Service	25,800
200	Prudhoe Bay Royality Trust	25,308
400	SPDR Dow Jones Wilshire Reit Fund.	24,408
1,173	Vanguard Health Care Fund	143,598
		689,445
Developing Markets - 7.11%
1,800	Builders Emerging Markets 50 ADR Index Fund	86,670
934	Eaton Vance Greater India Fund Class-A	26,357
500	First Trust ISE Chindia Index	12,510
200	I-Shares MSCI Brazil Index Fund	15,480
200	I-Shares MSCI Chile Investable Market Index Fund *	15,920
800	SPDR S&P Emerging Asia Pacific Fund	67,800
		224,737
Global - 12.55%
1,195	American Smallcap World Fund Class-F-1	46,047
8,511	Franklin Global Mutual Discovery Fund Class-A	248,428
100	I-Shares S&P Global Energy Sector Index Fund	3,906
100	I-Shares S&P Global Healthcare Sector Index Fund	5,176
500	I-Shares S&P Global Infrastructure Fund	17,530
700	I-Shares S&P Global Technology Sector Fund	42,991
800	Market Vectors-Nuclear Energy Fund	20,280
600	Powershares Global Water Portfolio	12,006
		396,364

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

International - 8.89%
300	Accenture Plc. Class-A	14,547
200	America Movil S.A.B. ADR Series-L	11,468
300	Diageo Plc. ADR	22,299
1,700	I-Shares MSCI Australia Index Fund	43,248
200	I-Shares MSCI EAFE Index Fund	11,644
700	I-Shares MSCI Taiwan Index Fund	10,934
250	I-Shares S&P Latin America 40 Index Fund Class-F	13,465
3,849	Ivy Pacific Opportunities Fund Class-A	64,316
3,886	Matthews Asian Growth & Income Fund	70,106
1,200	Siliconware Precision Industries Co. ADR	7,140
400	Tata Motors Ltd. ADR	11,736
		280,903
Larger Company Stocks - 33.07%
300	Anadarko Petroleum Corp.	22,848
400	Bristol Myers Squibb Co.	10,592
200	Costco Wholesale Corp.	14,442
200	CSX Corp.	12,922
900	EMC Corp. *	20,610
200	Flowserv Corp.	23,844
1,000	Internet HOLDR's ADR	72,260
300	I-Shares DJ US Basic Materials Sector Fund	23,238
400	I-Shares DJ US Health Care Sector Index Fund	26,148
1,000	I-Shares DJ US Medical Devices Index Fund	58,910
5,300	I-Shares Russell Midcap Growth Index Fund	300,033
300	I-Shares S&P North America Natural Resources Sector	12,507
400	I-Shares S&P North America Tech-Multimd Ntwk Sector	13,404
200	Johnson & Johnson	12,370
200	Kimberly Clark Corp.	12,608
700	McDermott International Panama	14,483
200	McDonalds Corp.	15,352
1,586	Muhlenkamp Fund *	85,302
5,936	Neuberger Berman Focus Fund Class-Advisor	58,409

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares		Value

900	Powershares Cleantech Portfolio	23,760
600	PPL Corp.	15,792
300	Southern Co.	11,469
2,294	Vanguard Energy Fund	148,846
300	Walgreen Corp.	11,688
200	Waste Management, Inc.	7,374
200	Waters Corp. *	15,542
		1,044,753
Smaller Company Stocks - 7.25%
400	Eastgroup Properties Inc.	16,928
400	ICU Medical, Inc. *	14,600
500	I-Shares Russell 2000 Index Fund	39,120
300	I-Shares Russell Microcap Index Fund	15,033
300	NVE Corp. *	17,349
100	Papa Johns International, Inc. *	2,770
1,500	Powershares Lux Nanotech Portfolio *	14,700
1,000	Powershares Wilderhill Clean Energy Fund *	10,390
300	Quality Systems, Inc.	20,946
1,000	Textainer Group Holding Ltd.	28,490
500	United Guardian Inc. *	7,000
200	Walter Energy, Inc.	25,568
300	Wisdomtree Midcap Earnings Fund	16,197
		229,091

TOTAL FOR SECURITIES (Cost $2,244,503) - 90.69%		2,865,293

SHORT TERM INVESTMENTS - 9.35%
295,359	Federated Prime Obligations Fund 0.17%** (cost $295,359)	295,359

TOTAL INVESTMENTS (Cost $2,539,862) - 100.04%		3,160,652

OTHER ASSETS LESS LIABILITIES - (0.04)%		(1,254)

NET ASSETS - 100.00%		$3,159,398

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

For the year Ended December 31, 2010

Assets:	GBF	STBF	LCSF	SCSF	INTF	ACF
Investments in Securities, at Value (Cost $2,513,111; $1,651,103; $2,639,381; $3,035,069; $2,333,982; $2,539,862, respectively)
	$2,566,152	$1,670,633	$3,248,964	$3,477,947	$3,210,126	$3,160,652
Cash	-	-	-	-	-	-
Receivables:
Prepaid Expenses	553	759	849	930	901	820
Dividends and Interest	27,888	19,374	584	185	158	586
Total Assets	2,594,593	1,690,766	3,250,397	3,479,062	3,211,185	3,162,058
Liabilities:
Payables:
Accrued Management Fees to Affiliate (Note 3)	273	178	880	945	860	853
Other Accrued Expenses	1,804	3,625	1,810	1,513	1,821	1,807
Dividends Payable	63	133	-	-	-	-
Securities Purchased	-	-	-	-	-	-
Total Liabilities	2,140	3,936	2,690	2,458	2,681	2,660
Net Assets	$2,592,453	$1,686,830	$3,247,707	$3,476,604	$3,208,504	$3,159,398

Net Assets Consist of:
Paid In Capital	$2,725,214	$1,735,455	$3,177,187	$3,737,125	$2,446,569	$2,756,300
Accumulated Undistributed Net Investment Income (Loss) on Investments	(946)	(50,196)	(252,402)	(378,802)	(109,872)	(117,194)
Accumulated Undistributed Realized Loss on Investments	(184,856)	(17,959)	(286,661)	(324,597)	(4,337)	(100,498)
Unrealized Appreciation (Depreciation) in Value of Investments	53,041	19,530	609,583	442,878	876,144	620,790
Net Assets (for 260,152; 187,015; 272,737; 308,750; 254,794; 244,573, shares outstanding, respectively)	$2,592,453	$1,686,830	$3,247,707	$3,476,604	$3,208,504	$3,159,398
Net Asset Value and Offering Price Per Share	$ 9.97	$ 9.02	$ 11.91	$ 11.26	$ 12.59	$ 12.92

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year Ended December 31, 2010

	GBF	STBF	LCSF	SCSF	INTF	ACF
Investment Income:
Dividends (net of foreign tax withholding of $88 and $97 for INTF and ACF, respectively)	$ 7,060	$ 1,556	$ 35,825	$ 18,631	$ 43,079	$ 36,069
Interest	73,056	56,106	564	750	639	948
Total Investment Income	80,116	57,662	36,389	19,381	43,718	37,017

Expenses:
Advisory Fees (Note 3)	8,289	8,742	26,795	27,103	26,563	25,960
Distribution Fees	1,477	2,055	292	353	323	361
Transfer Agent and Fund Accounting Fees	7,915	8,770	9,859	10,151	9,955	9,688
Administrative Fees	2,368	2,498	2,977	3,011	2,952	2,884
Audit Fees	6,705	6,715	8,510	8,465	8,000	8,020
Legal Fees	2,304	2,699	3,037	3,071	3,079	2,977
Custody Fees	2,606	2,747	3,023	2,683	2,767	3,159
Printing Fees	563	592	604	512	613	513
Insurance Fees	2,040	2,988	2,548	2,447	2,462	2,499
Compliance Fees	4,105	4,641	4,764	5,010	4,944	4,937
Director's Fees	1,341	1,642	1,743	1,811	1,793	1,675
Other	500	801	1,015	534	619	585
Total Expenses	40,213	44,890	65,167	65,151	64,070	63,258

Net Investment Income (Loss)	39,903	12,772	(28,778)	(45,770)	(20,352)	(26,241)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	12,149	3,450	(120,371)	90,574	21,658	52,806
Net Change in Unrealized Appreciation (Depreciation) on Investments	9,131	(270)	534,169	560,117	296,103	326,789
Net Realized and Unrealized Gain (Loss) on Investments	21,280	3,180	413,798	650,691	317,761	379,595

Net Increase in Net Assets Resulting from Operations	$ 61,183	$ 15,952	$ 385,020	$ 604,921	$ 297,409	$ 353,354

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2010	12/31/2009
Increase in Net Assets From Operations:
Net Investment Income	$ 39,903	$ 59,082
Net Realized Gain (Loss) on Investments	12,149	(55,195)
Net Change in Unrealized Appreciation on Investments	9,131	137,120
Net Increase in Net Assets Resulting from Operations	61,183	141,007

Distributions to Shareholders from:
Net Investment Income	(39,901)	(89,391)
Realized Gains	-	-
Return of Capital	-	(947)
Net Change in Net Assets from Distributions	(39,901)	(90,338)

Capital Share Transactions:
Proceeds from Sale of Shares	833,286	26,741
Shares Issued on Reinvestment of Dividends	39,685	89,854
Cost of Shares Redeemed	(494,927)	(617,759)
Net Increase (Decrease) from Shareholder Activity	378,044	(501,164)

Net Assets:
Net Increase (Decrease) in Net Assets	399,326	(450,495)
Beginning of Period	2,193,127	2,643,622
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $(946) and $126, respectively)	$2,592,453	$2,193,127

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2010	12/31/2009
Increase in Net Assets From Operations:
Net Investment Income	$ 12,772	$ 38,237
Net Realized Loss on Investments	3,450	(16,643)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(270)	40,134
Net Increase in Net Assets Resulting from Operations	15,952	61,728

Distributions to Shareholders from:
Net Investment Income	(12,772)	(52,543)
Realized Gains	-	-
Return of Capital	(42,851)	(568)
Net Change in Net Assets from Distributions	(55,623)	(53,111)

Capital Share Transactions:
Proceeds from Sale of Shares	395,918	228,810
Shares Issued on Reinvestment of Dividends	55,299	52,940
Cost of Shares Redeemed	(1,925,790)	(779,544)
Net Decrease from Shareholder Activity	(1,474,573)	(497,794)

Net Assets:
Net Decrease in Net Assets	(1,514,244)	(489,177)
Beginning of Period	3,201,074	3,690,251
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(50,196) and $(9,400), respectively)	$1,686,830	$3,201,074

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2010	12/31/2009
Increase in Net Assets From Operations:
Net Investment Loss	$(28,778)	$(30,008)
Net Realized Gain (Loss) on Investments	(120,371)	(46,291)
Net Change in Unrealized Appreciation (Depreciation) on Investments	534,169	482,672
Net Increase (Decrease) in Net Assets Resulting from Operations	385,020	406,373

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	152,700	124,662
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(211,810)	(221,955)
Net Decrease from Shareholder Activity	(59,110)	(97,293)

Net Assets:
Net Decrease in Net Assets	325,910	309,080
Beginning of Period	2,921,797	2,612,717
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(252,402) and $(219,978), respectively)	$3,247,707	$2,921,797

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2010	12/31/2009
Increase in Net Assets From Operations:
Net Investment Loss	$(45,770)	$(40,087)
Net Realized Gain (Loss) on Investments	90,574	(62,435)
Net Change in Unrealized Appreciation (Depreciation) on Investments	560,117	669,827
Net Increase (Decrease) in Net Assets Resulting from Operations	604,921	567,305

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	334,653	270,013
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(286,900)	(201,281)
Net Increase from Shareholder Activity	47,753	68,732

Net Assets:
Net Increase (Decrease) in Net Assets	652,674	636,037
Beginning of Period	2,823,930	2,187,893
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(378,802) and $(333,032), respectively)	$3,476,604	$2,823,930

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2010	12/31/2009
Increase in Net Assets From Operations:
Net Investment Loss	$(20,352)	$(23,028)
Net Realized Gain (Loss) on Investments	21,658	(25,995)
Net Change in Unrealized Appreciation on Investments	296,103	749,847
Net Increase in Net Assets Resulting from Operations	297,409	700,824

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	174,156	219,363
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(293,187)	(218,615)
Net Increase (Decrease) from Shareholder Activity	(119,031)	748

Net Assets:
Net Increase (Decrease) in Net Assets	178,378	701,572
Beginning of Period	3,030,125	2,328,553
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(109,872) and $(89,780), respectively)	$3,208,503	$3,030,125

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year	Year
	Ended	Ended
	12/31/2010	12/31/2009
Increase in Net Assets From Operations:
Net Investment Loss	$(26,241)	$(24,489)
Net Realized Gain (Loss) on Investments	52,806	(153,115)
Net Change in Unrealized Appreciation (Depreciation) on Investments	326,789	620,893
Net Increase (Decrease) in Net Assets Resulting from Operations	353,354	443,289

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	277,340	277,275
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(380,839)	(187,190)
Net Increase (Decrease) from Shareholder Activity	(103,499)	90,085

Net Assets:
Net Increase (Decrease) in Net Assets	249,855	533,374
Beginning of Period	2,909,543	2,376,169
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(117,194) and $(91,304), respectively)	$3,159,398	$2,909,543

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 9.86	$ 9.65	$ 10.14	$ 10.11	$ 10.06

Income From Investment Operations: ***
Net Investment Income *	0.17	0.24	0.33	0.35	0.35
Net Gain (Loss) on Securities (Realized and Unrealized)	0.10	0.34	(0.51)	0.10	0.01
Total from Investment Operations	0.27	0.58	(0.18)	0.45	0.36

Distributions:
From Net Investment Income	(0.16)	(0.37)	(0.31)	(0.42)	(0.31)
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.16)	(0.37)	(0.31)	(0.42)	(0.31)

Net Asset Value, at End of Period	$ 9.97	$ 9.86	$ 9.65	$ 10.14	$ 10.11

Total Return **	2.79%	6.13%	(1.74)%	4.53%	3.73%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,592	$ 2,193	$ 2,644	$ 2,998	$ 3,688
Ratio of Expenses to Average Net Assets	1.70%	1.75%	1.44%	1.56%	1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.68%	2.44%	3.32%	3.48%	3.47%
Portfolio Turnover	69.10%	37.18%	103.60%	30.22%	40.48%
Such Ratios are After Effect of Expenses Waived	-	-	-	-	$ 0.01

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 9.23	$ 9.21	$ 9.38	$ 9.30	$ 9.21

Income From Investment Operations: ***
Net Investment Income *	0.05	0.10	0.17	0.31	0.28
Net Gain (Loss) on Securities (Realized and Unrealized)	0.01	0.06	(0.15)	0.10	0.04
Total from Investment Operations	0.06	0.16	0.02	0.41	0.32

Distributions:
From Net Investment Income	(0.06)	(0.14)	(0.19)	(0.33)	(0.23)
Return of Capital	(0.21)	-	-	-	-
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.27)	(0.14)	(0.19)	(0.33)	(0.23)

Net Asset Value, at End of Period	$ 9.02	$ 9.23	$ 9.21	$ 9.38	$ 9.30

Total Return **	0.67%	1.79%	0.19%	4.41%	3.50%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,687	$ 3,201	$ 3,690	$ 1,358	$ 1,494
Ratio of Expenses to Average Net Assets	1.80%	1.82%	1.58%	1.41%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.51%	1.11%	1.87%	3.33%	3.04%
Portfolio Turnover	92.33%	78.72%	115.00%	41.49%	11.79%
Such Ratios are After Effect of Expenses Waived	-	-	-	-	$ 0.01

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 10.52	$ 9.03	$ 13.56	$ 14.05	$ 13.14

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.10)	(0.11)	(0.05)	(0.09)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.49	1.60	(4.48)	0.59	1.32
Total from Investment Operations	1.39	1.49	(4.53)	0.50	1.24

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	-	-	-	(0.99)	(0.33)
Total from Distributions	-	-	-	(0.99)	(0.33)

Net Asset Value, at End of Period	$ 11.91	$ 10.52	$ 9.03	$ 13.56	$ 14.05

Total Return **	13.21%	16.50%	(33.41)%	3.57%	9.44%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,248	$ 2,922	$ 2,613	$ 4,422	$ 4,488
Ratio of Expenses to Average Net Assets	2.19%	2.30%	1.91%	1.90%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.97)%	(1.15)%	(0.42)%	(0.59)%	(0.56)%
Portfolio Turnover	45.48%	17.08%	15.99%	36.83%	22.95%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 9.32	$ 7.41	$ 11.38	$ 13.87	$ 14.85

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.15)	(0.13)	(0.11)	(0.14)	(0.17)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.09	2.04	(3.86)	(0.33)	2.26
Total from Investment Operations	1.94	1.91	(3.97)	(0.47)	2.09

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	-	-	-	(2.02)	(3.07)
Total from Distributions	-	-	-	(2.02)	(3.07)

Net Asset Value, at End of Period	$ 11.26	$ 9.32	$ 7.41	$ 11.38	$ 13.87

Total Return **	20.82%	25.78%	(34.89)%	(3.40)%	14.22%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,477	$ 2,824	$ 2,188	$ 4,041	$ 4,850
Ratio of Expenses to Average Net Assets	2.16%	2.31%	1.96%	1.92%	1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.52)%	(1.68)%	(1.17)%	(0.98)%	(1.06)%
Portfolio Turnover	12.96%	14.03%	16.27%	40.26%	37.46%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 11.44	$ 8.70	$ 16.33	$ 15.62	$ 13.54

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.08)	(0.09)	(0.03)	0.09	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.23	2.83	(6.64)	2.35	2.90
Total from Investment Operations	1.15	2.74	(6.67)	2.44	2.89

Distributions:
From Net Investment Income	-	-	-	(0.09)	-
From Net Realized Gain	-	-	(0.96)	(1.64)	(0.81)
Total from Distributions	-	-	(0.96)	(1.73)	(0.81)

Net Asset Value, at End of Period	$ 12.59	$ 11.44	$ 8.70	$ 16.33	$ 15.62

Total Return **	10.05%	31.49%	(40.82)%	15.63%	21.38%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,209	$ 3,030	$ 2,329	$ 5,837	$ 5,378
Ratio of Expenses to Average Net Assets	2.17%	2.31%	1.96%	1.92%	1.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.69)%	(0.90)%	(0.25)%	0.51%	(0.06)%
Portfolio Turnover	8.68%	15.30%	21.47%	18.46%	15.66%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 11.50	$ 9.74	$ 15.58	$ 14.46	$ 14.28

Income From Investment Operations: ***
Net Investment Loss *	(0.11)	(0.10)	(0.03)	(0.01)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.53	1.86	(5.01)	2.09	1.75
Total from Investment Operations	1.42	1.76	(5.04)	2.08	1.67

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	-	-	(0.80)	(0.96)	(1.49)
Total from Distributions	-	-	(0.80)	(0.96)	(1.49)

Net Asset Value, at End of Period	$ 12.92	$ 11.50	$ 9.74	$ 15.58	$ 14.46

Total Return **	12.35%	18.07%	(32.37)%	14.45%	11.65%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,159	$ 2,910	$ 2,376	$ 3,821	$ 3,095
Ratio of Expenses to Average Net Assets	2.19%	2.34%	1.90%	1.91%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.91)%	(0.95)%	(0.19)%	(0.08)%	(0.55)%
Portfolio Turnover	22.58%	34.12%	32.95%	19.88%	11.08%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note 1. Organization

STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.  The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

The Trust consists of six separate series portfolios (funds). The Funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

               STAAR General Bond Fund (GBF)

               STAAR Short Term Bond Fund (STBF)

               STAAR Larger Company Stock Fund (LCSF)

               STAAR Smaller Company Stock Fund (SCSF)

               STAAR International Fund (INTF)

               STAAR Alternative Categories Fund (ACF)

Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named.  Each fund may invest in other open-end funds (mutual funds), exchange-traded funds (ETFs), closed-end funds and individual securities.

Note 2. Summary of Significant Accounting Policies

Financial Accounting Standards Board Launches Accounting Standards Codification - The Financial Accounting Standards Board (“FASB”)  has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009.

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities."  This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the year ended December 31, 2010.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.  Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Accounting Standards Codification, 820 (ASC 820) - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective July 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2010:

GBF

Assets (b)	Level 1	Level 2	Level 3	Total
Corporate/Government Bonds	$ -	$2,526,449	-	$ 2,526,449
Short-Term Investments	39,703	-	-	39,703
Total	$ 39,703	$2,526,449	-	$ 2,566,152

STBF

Assets (b)	Level 1	Level 2	Level 3	Total
Corporate/Bonds	$ -	$1,594,475	-	$ 1,594,475
Short-Term Investments	76,158	-	-	76,158
Total	$ 76,158	$1,594,475	-	$ 1,670,633

LCSF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 3,095,145	-	-	$ 3,095,145
Short-Term Investments	153,819	-	-	153,819
Total	$ 3,248,964	-	-	$ 3,248,964

SCSF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 3,291,152	-	-	$ 3,291,152
Short-Term Investments	186,795	-	-	186,795
Total	$ 3,477,947	-	-	$ 3,477,947

INTF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 3,015,559	-	-	$ 3,015,559
Short-Term Investments	194,567	-	-	194,567
Total	$ 3,210,126	-	-	$ 3,210,126

ACF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,865,293	-	-	$ 2,865,293
Short-Term Investments	295,359	-	-	295,359
Total	$ 3,160,652	-	-	$ 3,160,652

(b) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended December 31, 2010.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2007-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement and Other Transactions with Affiliates

The Board of Trustees approved a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Fund.  The Board has made annual extensions to the Management Agreement through the period of December 2010.  The extensions provide that the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.35% for the STBF, 0.35% for the GBF, and 0.90% for all other portfolios.  For the year ended December 31, 2010 the Advisor earned $8,289, $8,742, $26,795, $27,103, $26,563, and $25,960 for the GBF, STBF, LCSF, SCSF, INTF, and ACF, respectively.  As of December 31, 2010 the Fund owed the Advisor $273, $178, $880, $945, $860, and $853 for the GBF, STBF, LCSF, SCSF, INTF, and ACF, respectively.

Effective September 1, 1998, the Trust's shareholders approved a 12b-1arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust. This arrangement remained in effect through August 1, 2001 when a new 12b-1 arrangement, discussed below, was implemented and which includes these fees. The commission structure under this arrangement is .5% for bond funds and 1.0% for stock funds for the first 12 months from date of purchase and .15% for bond funds and .25% for stock funds thereafter. Commissions were calculated based on fair market values and were payable monthly in the first 12 months and quarterly thereafter. For the period May through December 2000, 12b-1 commission expenses were absorbed by the investment advisor. Subsequent to December 31, 2000, the investment Advisor no longer absorbed 12b-1 fees.

Certain affiliated persons holding shares in the six portfolios purchased such shares at net asset value.  Those affiliated persons held aggregate investments in the respective funds as of December 31, 2010, as follows:

	Value of Shares Owned
Affiliates	GBF	STBF	LCSF	SCSF	INTF	ACF
J. Andre Weisbrod, Trustee, Interested Director, Chairman, & Family	2,646	1,288	13,688	17,161	14,737	26,194
Employees	-	-	-	2,513	-	-
Total Value of Total Number of Shares	2,646	1,288	13,688	19,674	14,737	26,194

	Value of Shares Owned
Affiliates	GBF	STBF	LCSF	SCSF	INTF	ACF
J. Andre Weisbrod, Trustee, Interested Director, Chairman, & Family	$26,376	$11,615	$163,029	$193,233	$185,535	$338,422
Employees	-	-	-	28,298	-	-
Total Value of Shares Owned	$26,376	$11,615	$163,029	$221,531	$185,535	$338,422

Mr. Weisbrod is an interested director because he is an owner of the Advisor.

Aggregate annual Trustee fees were $9,600 for 2010 and 2009.

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at December 31, 2010 was $2,725,214 representing 260,152 shares outstanding for the GBF, $1,735,455 representing 187,015 shares outstanding for the STBF, $3,177,187 representing 272,737 shares outstanding for the LCSF, $3,737,125 representing 308,750 shares outstanding for the SCSF, $2,446,569 representing 254,794 shares outstanding for the INTF, and $2,756,300 representing 244,573 shares outstanding for the ACF.  Transactions in capital shares for the year ended December 31, 2010 and the year ended December 31, 2009, were as follows:

	December 31, 2010
Shares	GBF	STBF	LCSF	SCSF	INTF	ACF
Sale of Shares	83,165	42,925	14,299	34,224	15,684	23,924
Shares issued on Reinvestment of Dividends	3,976	6,074	-	-	-	-
Shares Redeemed	(49,462)	(208,782)	(19,397)	(28,548)	(25,754)	(32,390)
Net Increase (Decrease)	37,679	(159,783)	(5,098)	5,676	(10,070)	(8,466)

	December 31, 2010
Dollar Value	GBF	STBF	LCSF	SCSF	INTF	ACF
Sale of Shares	$833,286	$395,918	$152,700	$334,653	$174,156	$277,340
Shares issued on Reinvestment of Dividends	39,685	55,299	-	-	-	-
Shares Redeemed	(494,927)	(1,925,790)	(211,810)	(286,900)	(293,187)	(380,839)
Net Increase (Decrease)	$ 378,044	$(1,474,573)	$(59,110)	$47,753	$(119,031)	$(103,499)

	December 31, 2009
Shares	GBF	STBF	LCSF	SCSF	INTF	ACF
Sale of Shares	2,780	24,964	13,170	34,946	22,572	27,590
Shares issued on Reinvestment of Dividends	9,281	5,752	-	-	-	-
Shares Redeemed	(63,548)	(84,618)	(24,765)	(27,262)	(25,427)	(18,449)
Net Increase (Decrease)	(51,487)	(53,903)	(11,595)	7,684	(2,855)	9,141

	December 31, 2009
Dollar Value	GBF	STBF	LCSF	SCSF	INTF	ACF
Sale of Shares	$ 26,741	$228,810	$124,662	$270,013	$219,363	$277,275
Shares issued on Reinvestment of Dividends	89,854	52,940	-	-	-	-
Shares Redeemed	(617,759)	(779,544)	(221,955)	(201,281)	(218,615)	(187,190)
Net Increase (Decrease)	$(501,164)	$(497,794)	$(97,293)	$(68,732)	$ 748	$ 90,085

Note 5. Investment Transactions

For the year ended December 31, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,121,528 and $1,501,975 for the GBF, $1,901,997 and $2,553,748 for the STBF, $1,674,119 and $1,173,738 for the LCSF, $796,726 and $329,286 for the SCSF, $483,238 and $220,681 for the INTF, and $1,119,747 and $511,262 for the ACF, respectively.

Note 6. Tax Matters

At December 31, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) are as follows:

GBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$62,890	$(9,849)	$53,041

STBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$21,856	$(2,326)	$19,530

LCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$622,622	$(13,039)	$609,583

SCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$583,532	$(140,654)	$442,878

INTF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$904,042	$(27,898)	$876,144

ACF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$668,350	$(47,560)	$620,790

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

GBF	Value
Undistributed ordinary income	$ (946)
Undistributed capital loss	(184,856)
Unrealized appreciation on investments	53,041

STBF	Value
Undistributed ordinary loss	$ (50,196)
Undistributed capital loss	(17,959)
Unrealized appreciation on investments	19,530

LCSF	Value
Undistributed ordinary loss	$ (252,402)
Undistributed capital loss	(286,661)
Unrealized depreciation on investments	609,583

SCSF	Value
Undistributed ordinary loss	$ (378,802)
Undistributed capital loss	(324,597)
Unrealized depreciation on investments	442,878

INTF	Value
Undistributed ordinary loss	$ (109,872)
Undistributed capital loss	(4,337)
Unrealized appreciation on investments	876,144

ACF	Value
Undistributed ordinary loss	$ (117,194)
Undistributed capital loss	(100,498)
Unrealized appreciation on investments	620,790

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The tax-basis components of distributions paid in 2010 and 2009 are as follows:

For the year ended December 31, 2010 the GBF paid an ordinary distribution of $39,901.

For the fiscal year ended December 31, 2009 the GBF paid an ordinary distribution of $89,391, and a return of capital distribution of $947 for a total distribution of $90,338.

For the year ended December 31, 2010 the STBF paid an ordinary distribution of $12,772 and a return of capital distribution of $42,851 for a total distribution of $55,623.

For the fiscal year ended December 31, 2009 the STBF paid an ordinary distribution of $52,543 and a return of capital distribution of $568 for a total distribution of $53,111.

As of December 31, 2010, the following net capital loss carryforwards existed for federal income tax purposes:

Year Expiring	GBF	STBF	LCSF	SCSF	INTF	ACF
2011	$ -	$ -	$ -	$ -	$ -	$ -
2012	-	1,315	-	-	-	-
2013	-	-	-	-	-	-
2014	-	-	-	-	-	-
2015	129,661	-	123,646	262,162	-	-
2016	55,195	16,644	45,409	62,435	4,337	100,498
2017	-	-	117,606	-	-	-
	$ 184,856	$ 17,959	$ 286,661	$ 324,597	$ 4,337	$ 100,498

The above capital loss caryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset.  The Trust will not make distributions from capital gains while a capital loss carryforward remains.

STAAR INVESTMENT TRUST

AUDITOR’S OPINION

DECEMBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees

Staar Investment Trust

We have audited the statements of assets and liabilities, including the schedules of investments, of Staar Investment Trust (comprising, respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended .  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodians.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Staar Investment Trust, as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Carson & Co, LLC

Sewickley, Pennsylvania

February 23, 2011

STAAR INVESTMENT TRUST

EXPENSE ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

Expense Example

As a shareholder of the STAAR Investment Trust, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

STAAR INVESTMENT TRUST

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

		Bond
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 to December 31, 2010
Actual	$1,000.00	$1,009.45	$8.61
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.64	$8.64

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Short-Term
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 to December 31, 2010
Actual	$1,000.00	$1,006.68	$9.10
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.13	$9.15

* Expenses are equal to the Fund's annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Larger Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 to December 31, 2010
Actual	$1,000.00	$1,201.82	$12.15
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.17	$11.12

* Expenses are equal to the Fund's annualized expense ratio of 2.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Smaller Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 to December 31, 2010
Actual	$1,000.00	$1,234.65	$12.17
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.32	$10.97

* Expenses are equal to the Fund's annualized expense ratio of 2.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		International
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 to December 31, 2010
Actual	$1,000.00	$1,219.96	$12.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.27	$11.02

* Expenses are equal to the Fund's annualized expense ratio of 2.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Alternative
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 to December 31, 2010
Actual	$1,000.00	$1,200.74	$12.15
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.17	$11.12

* Expenses are equal to the Fund's annualized expense ratio of 2.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STAAR INVESTMENT TRUST

TRUSTEES & OFFICERS

DECEMBER 31, 2010 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Richard Levkoy * 1122 Church Street Ambridge, PA 15003, 58	Trustee	Continuous, 10 yrs.	1 Series Trust (6 Funds)	Accountant, None
Thomas J. Smith * 736 Beaver Street Sewickley, PA 15143, 72	Trustee	Continuous, 11 yrs.	1 Series Trust (6 Funds)	Advertising/Marketing Consulting, None
Jeffrey A. Dewhirst 453 Washington Street Leetsdale, PA 15056, 62	Secretary/Trustee	Continuous, 15 yrs.	1 Series Trust (6 Funds)	Investment Banker, None

* Audit Committee members

STAAR INVESTMENT TRUST

TRUSTEES & OFFICERS (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

Board of Trustees

The Fund’s Board of Trustees oversees the Fund’s business and affairs, while day-to-day operations such as management of investments, recordkeeping, administration and other compliance responsibilities are the responsibility of Fund management which reports and is accountable to the Board.  The Board is responsible for overseeing the operations and risk management of the Fund in accordance with the provisions of the Investment Company Act, other applicable laws and the Fund's charter. The Board does not have a role in oversight of Fund investments or investment risk, except to the extent that they adopt and review and ultimately enforce compliance with Fund policies and procedures intended to reduce risks such as compliance risk and valuation risk.

The Board is composed of four members, three of whom are Independent Trustees who are not "interested persons" of the Fund, as that term is defined in the Act.  The Chairman of the Board, J. Andre Weisbrod, is an interested person of the Fund.  The Fund does not have a lead independent director.  Any Board member may propose items to be included on the Board’s agenda. The Board meets four times per year in regularly scheduled quarterly meetings.  In addition, the Independent Trustees generally meet without the presence of any interested person 2-3 times a year and the audit committee meets with the public accountants at least twice per year and separately as needed. They also meet several times per year to address particular responsibilities, such as approval of the advisory agreement, and they meet separately with auditors and the Chief Compliance Officer as often as necessary but at least once a year. Board members receive regular reports at least quarterly from the Adviser and the Chief Compliance Officer. The Board has directed the preparation of quantitative and qualitative information and reports to facilitate their risk management function.  The Independent Trustees have access to the Chief Compliance Officer and key advisory personnel and Fund counsel to obtain information and assistance as needed and have access to independent legal counsel.

The Board conducts an annual self-assessment and believes that the Board's leadership structure is appropriate given the Fund’s characteristics and circumstances including the Fund’s net assets, distribution arrangements, and the services provided by the Fund’s service providers.  The Independent Trustees have determined that the communications between them and among them and Fund management are excellent and see no need to appoint a lead Independent Trustee.

The members of the Board have been selected because of their individual experiences and education and for their ability to engage actively in serving as fiduciaries of the Fund.  We believe we have met our objective of having a Board composed of small business entrepreneurs with the background, experience and independence to raise issues and opinions and who understand the accountability, service and quality to which the Fund’s shareholders are entitled.

STAAR INVESTMENT TRUST

TRUSTEES & OFFICERS (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

Board Members

Name & Address	Term of Office and Length of Time Served	Position Held With Registrant	Principal Occupation(s) during Past 5 Years

J. Andre Weisbrod, 2669 Hunters Point Dr. Wexford, PA 15090, Age 61	Indeterminate / 15 Years	Trustee , Chairman, Interested Director	President, STAAR Financial Advisors, inc., (Investment Adviser to the Trust)

Jeffrey A. Dewhirst, 453 Washington Street. Leetsdale, PA 15056, Age 62	Indeterminate / 15 Years	Trustee, Secretary, Independent Director	Investment Banker, Principal, Dewhirst Capital Corporation

Thomas J. Smith, 736 Beaver St., Sewickley, PA 15141, Age 72	Indeterminate / 11 Years	Trustee, Independent Director	Advertising/marketing Consultant

Richard Levkoy, 1122 Church St., Ambridge, PA 15003, Age 58	Indeterminate / 10 Years	Trustee, Independent Director, Chairman of Audit Committee	Accountant

Additional Biographical Information

J. Andre Weisbrod:

Education: BFA, Ohio University, 1970.  Young Life Institute/Fuller Seminary 1971-75.  Chatered Financial Consultant, The American College, 1986.
Employment History: Founder, President & CEO, STAAR Financial Advisors, Inc., 1993 – present; Founder, Chaireman of the Board of Trustees, The STAAR Investment Trust, 1996- present; Registered Representative, Olde Economie, 1998-2007; Registered Representative, Janney Montgomery Scott, 1983-1998; Insurance Agent, Penn Mutual, 1981-1993; Free lance writer/designer, 1980-81; Product Manager, Sea Breeze Laboratories and Clairol/Bristol Myers, 1976-1979; Staff and Area Director, Young Life Cincinnati, 1971-76;

Other: Board Member, Entrepreneurial Thursdays, 2005–present; Living Bridge Church Worship Team, 2009-present; St. Stephen’s Church Vestry 1991-99, Board Member, Young Life 1985-1994

STAAR INVESTMENT TRUST

TRUSTEES & OFFICERS (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

Thomas Smith, Independent Trustee

Education:  Denison University. Bachelor of Arts

Employment History:  2004-Present – Part-time Consultant to Smith Brothers Agency; 1993-2003 -- Small Business owner/operator; 1989-92 -- President/CEO (Pittsburgh Office) of Della Femina McNamee U.S.; 1985-1989 -- President/CEO Ketchum International; 1978-84 -- Chairman/CEO Ketchum Advertising Pittsburgh and Washington, D.C.; 1964-78 --Account Management Executive, Tatham-Laird & Kudner;  1960-1964 -- Officer, U.S. Navy;  1958-1960 -- Account Executive, Radio Station WCGO

Other: Board Positions -- Present: Imani Christian Academy and Starr Investment Trust; Past: D.T. Watson Rehabilitation Hospital; Gibson Greeting Cards; Ketchum Communications; Red Cross of Allegheny County; Salvation Army of Allegheny County; Pittsburgh Symphony; Saltworks Theatre Company; Sewickley Academy; Sewickley YMCA; St. Stephen’s Church (Sewickley) Vestry; Verland Foundation; World Vision, U.S

Richard Levkoy

Education:   1987 - 1993 La Roche College Pittsburgh, PA , Bachelor of Science In Accounting, summa cum laude

Employment History:  2006 - Present Accounting Consultant – CJL Engineering Moon Twp., PA;  2001 - Present St. Stephen’s Episcopal Church Sewickley, PA , Director of Finance;   2000 - 2006 Children’s Growth Fund Investment Partnership, Managing Partner;  1996 - 1999 Sewickley, PA, Chief Financial Officer - Sewickley Valley Healthcare Services, Senior Staff Accountant – Heritage Valley Health System; 1989 - 1995 Internal Medicine Associates Ambridge, PA,  Business Manager / Accountant; 1983 - 2001 Levkoy Real Estate Partnership Sewickley, PA, Managing Partner

Other: 2002 - Present STAAR Investment Trust Pittsburgh, PA, Board Member & Chair of Audit Committee; Volunteer Experience -- Two short term mission trips to Juarez, Mexico, 2000 and 2001, Short term mission trip to New Orleans in 2007, Fund raising for student ministries

Jeffrey Dewhirst

Education: B.A. Economics, Rutgers University, 1971, Phi Beta Kappa; MBA, University of Michigan, 1973.

Employment History:  2007 – Present President, Dewhirst Capital Corporation.  Owner and founder of Firm that provides merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies; 2002 – 2007 Managing Director, Dewhirst Warrick LLC.  Co-founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies.; 1997 – 2002 President, Dewhirst Capital Corporation.

Owner and founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.   Co-ventured with Warrick Financial Group, Inc. on certain engagements and transactions; 1993 – 1997 President, J. T. R. Capital Corporation. One of two founders/partners of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies; 1988 – 1993 Director, Corporate Finance/Investment Banking, Price Waterhouse.  Founded and managed the Pittsburgh-based Group that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.  Became part of the firm’s national Corporate Finance practice that eventually grew to include offices in 10 major cities; 1973 – 1988 Mellon Bank, N.A.  Held various progressive positions in middle market corporate lending and credit approval, including Vice President & Manager of the Pittsburgh Office and Senior Credit Officer of the Middle Market Lending Department.

Compensation

Each Trustee was compensated as follows in 2010.

$ 500 Quarterly for Board Meetings and other service connected with the Board.

$ 100 Quarterly for serving as Chairman, Officer or on a committee.

Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.

Indemnification

The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

Committees

Due to the small size of the board, there is only one committee, the Audit Committee.  Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board.

The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds.  The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds.

STAAR INVESTMENT TRUST

ADDITIONAL INFORMATION

DECEMBER 31, 2010 (UNAUDITED)

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 332-7738 PIN 3370 to request a copy of the SAI or to make shareholder inquiries.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 332-7738 PIN 3370.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (800) 332-7738 PIN 3370.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, will be available without charge, upon request, by calling our toll free number (800) 332-7738 PIN 3370.

Investment Advisory Renewal Agreement Renewal

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at a meeting held on December 28, 2010, at which all of the Independent Trustees were present in person or by telephone.

STAAR INVESTMENT TRUST

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

 Having been advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees are familiar with, and favorable toward, the depth of background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Trustees also discussed and considered the quality of administrative and other services provided to the Funds and the Advisor’s role in coordinating such services.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

As part of their review on the financial condition of the Advisor, the Trustees reviewed the Advisor’s balance sheet as of November 30, 2010 and considered the financial condition of the Advisor.  The Independent Trustees concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

The Trustees reviewed the performance of the Fund over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds.  The Trustees found that the Funds’ performance record appeared to be generally consistent with the performance of the market and peer fund families. Of the four stock funds two were superior and two were average, though above average over the past three years. The bond funds were below average.  Considering the size of the funds and market conditions the overall performance was acceptable to superior.

The Trustees reviewed the Fund’s brokerage practices and noted with approval that the Advisor appeared to be in compliance with all current SEC guidelines related to the same.  They also reviewed the average commission rates paid by the Fund.  The Trustees also found that the average commission rate paid by the Fund has been low.  As the Advisor had no “soft dollar” arrangements, the Trustees did not review the same.

The Trustees reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for other similar equity funds. Overall the Funds ratios are higher than average, mostly due to the size of the funds and the funds of funds structure.  The Trustees noted that the Advisor has articulated its objective to growing the size of the funds and reducing expenses as much as possible.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Trustees concluded that:  (i) based on both short-term and long-term performance of the Funds and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Funds’ other service providers, they believed that the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is in line with the average of comparably managed funds, and they believed that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that is generally in line with other comparably managed funds.

The Independent Trustees decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.  However, as noted above, the Advisor has expressed a desire to lower overall expenses of the Funds, including lowering the Advisor fee rate as the Funds grow.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement.  Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

Board of Trustees

Jeffrey A. Dewhirst

Richard Levkoy

Thomas Smith

J. Andre Weisbrod

Investment Adviser

STAAR Financial Advisors, Inc.

604 McKnight Park Dr.

Pittsburgh, PA 15237

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Carson & Co., LLC

400 Broad Street

First Floor, Suite 1006

Sewickley, PA 15143

This report is provided for the general information of the shareholders of the STAAR Investment Trust. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2. CODE OF ETHICS.

(d) There were no waivers to the Code of Ethics granted during the period.

The Trust adopted a Code of Ethics on November 30, 1999 that was previously filed with the prospectus and SAI dated May 1, 2000. The Code of Ethics was

Amended at a meeting of the Board of Trustees on December 15, 2005. The Code of

Ethics is designed to protect shareholder interests and includes sections addressing general ethics as well as specific concentration on areas such as prohibited transactions, pre-clearance procedures, certifications and reports by access persons, confidentiality and conflicts of interest

(f) The Code of Ethics may be found at www.staarfunds.com

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Richard Levkoy, an accountant and member of the Trust's Board of Trustees is the designated audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(b) Audit related fees include fees billed in connection with assurance and related services provided by the registrant.

(c) Tax fees include fees billed in connection with the tax compliance, planning, and advice services provided by the Registrant.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit, audit related, tax and other services and products.

                  Fiscal Year Ended December 31,

                       2010             2009

                     -------          -------

Audit Fees          $ 23,909         $ 19,660

Audit-Related         13,152           17,408

Tax Fees              10,527            8,624

All Other Fees             0                0

                    ---------          -------

Total               $ 47,588         $ 45,692

(e)  The Audit Committee annually meets with the independent registered accounting firm to review and approve the audit plan prior to execution.  Items covered in the related report and meeting include, among other things: update of the auditor’s understanding the entity and its operating environment, audit objectives, anticipated reports to be issued, other services to be rendered, audit planning activities to date and resulting service fees segregated as prescribed into audit, audit-related and tax service fees. Upon conclusion of the meeting, the Audit Committee Chairman executes an engagement letter covering audit, audit-related and tax service fees.

 During the course of the audit work, the Audit Committee Chairman is kept informed of any significant issues that arise, including those that have an effect on audit scope. At the conclusion of the audit, and prior to issuance, the Audit Committee meets with the independent registered accounting firm to review a summary of the audit through review of various reports, including the required communication to the Audit Committee.

Using the above described procedures, the Audit Committee considers 100% of the independent registered accounting fees to be approved. The Registrant considers the Audit Committee's administration of the engagement to be in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(f) There were no audit, audit-related or tax services provided by persons other than the Registrant's independent registered accounting firm's full-time, permanent employees.

 (g) There were no services provided by the Registrant's independent registered accounting firm to the Registrant's advisor.

(h) There were no services provided by the Registrant's independent registered accounting firm to the Registrant's advisor or to any entity controlling, controlled by, or under common control with the advisor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF  INVESTMENTS.

Not applicable – schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics may be found at www.staarfunds.com

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The STAAR Investment Trust

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Chief Financial Officer

SIGNATURES

The STAAR Investment Trust

(Registrant)

Date 08/11/2011

The STAAR Investment Trust

(Registrant)

Date 08/11/2011